UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2005

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Winn-Dixie Stores, Inc. and its subsidiaries (the “Company”) is required to provide monthly operating reports to the Office of the United States Trustee for the Middle District of Florida (the “U.S. Trustee”) pursuant to the U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. Such reports are also filed with the bankruptcy court. On May 16, 2005, the Company filed its monthly operating report (“MOR”) for the four-week period from March 10, 2005 to April 6, 2005, a copy of which is furnished as Exhibit 99.1.

The Company cautions readers not to place undue reliance upon the information contained in the MOR. The MOR contains financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The MOR should not be used as a basis for making investment decisions regarding the Company’s securities. The MOR contains information for periods that are shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the MOR may not be indicative of the Company’s financial condition or operating results for the periods reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act, and readers are cautioned to refer to the Company’s Exchange Act filings.

Certain of the information contained in the MOR may be considered forward-looking statements under the federal securities laws. These forward-looking statements are subject to various assumptions regarding the Company’s operating performance and other matters that may not be realized and are subject to certain risks and uncertainties, particularly while the Chapter 11 cases are proceeding. Actual results for the periods reflected in the Company’s Exchange Act filings may differ materially from the information contained in the MOR, and the Company undertakes no obligation to update or revise the MOR.

There are a number of factors that could cause the Company’s actual results to differ materially from the expected results contained in the Company’s forward-looking statements. There can be no assurance that the Company’s Chapter 11 reorganization process will be successful. Risk factors related to its efforts include, but are not limited to, the following: the Company’s ability to continue as a going concern and to create positive cash flow from operations; the Company’s ability to operate under the terms of the Company’s DIP credit facility; the Company’s ability to obtain court approval of the motions filed with the bankruptcy court from time to time in the Chapter 11 process; the Company’s ability to successfully implement key elements of its restructuring, including the sale or closure of selected retail designated market areas (“DMAs”), the sale or closure of under-performing stores in retained DMAs and the sale or closure of excess distribution and manufacturing facilities, as well as the ability to appropriately align general and administrative expenses of the resulting organization; the ability of the Company to obtain and maintain trade credit and shipment terms with vendors and service providers for current and future orders and to maintain in-stock positions for all of its product offerings; the ability of the Company to develop, confirm and consummate a plan or plans of reorganization; risks associated with third parties seeking and obtaining court approval to terminate or shorten the period in which the Company has the exclusive right to file plans of reorganization, to modify or terminate the automatic stay, for the

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appointment of a Chapter 11 trustee, or to convert the cases to Chapter 7 cases; the potential adverse impact of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to maintain contracts that are critical to its operations; the ability of the Company to attract and retain customers; the ability of the Company to attract, motivate and retain key executives and associates; and potential adverse publicity.

In addition, the Company faces a number of risks with respect to its continuing business operations, including but not limited to: the Company’s ability to execute its strategic initiatives, including asset rationalization, store upgrades, expense reduction, brand positioning and customer service, and to fund its initiatives; the success of the Company’s initiatives to increase sales and market share, particularly in light of over two years of sustained sales declines; the Company’s ability to complete its assessment of internal control over financial reporting under the Sarbanes-Oxley Act of 2002 on a timely basis and without identifying any material weaknesses, the Company’s ability to increase capital spending levels in the future to invest in its store base and other capital projects; and the Company’s response to the entry of new competitors into its markets, including traditional grocery store openings and the entry of non-traditional grocery retailers such as mass merchandisers, supercenters, warehouse club stores, dollar-discount stores, drug stores and conventional department stores.

Please refer to discussions of these and other factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, the Quarterly Report on Form 10-Q for the quarter ended April 6, 2005, and other Company filings with the Securities and Exchange Commission.

These and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and other debt or equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Company will be reorganized in a manner that will substantially reduce or eliminate any remaining value. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from March 10, 2005 to April 6, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2005	Winn-Dixie Stores, Inc.

	By:	/s/ PETER L. LYNCH
Peter L. Lynch
President and
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Winn-Dixie Stores, Inc. – Chapter 11 Monthly Operating Report to the U.S. Trustee for the period from March 10, 2005 to April 6, 2005. .

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